SCHEDULE D

TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes

(Amended as of February 16, 2012)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Service Shares	N/A
JPMorgan California Municipal Money Market Fund – Morgan Class Shares	JPMorgan California Tax Free Money Market Fund – Morgan Class Shares
JPMorgan California Municipal Money Market Fund – E*TRADE Class Shares	N/A
JPMorgan California Municipal Money Market Fund – Service Shares	N/A
JPMorgan Federal Money Market Fund – Morgan Class Shares	JPMorgan Federal Money Market Fund – Morgan Class Shares
JPMorgan Federal Money Market Fund – Reserve Class Shares	JPMorgan Federal Money Market Fund – Reserve Class Shares
JPMorgan New York Municipal Market Fund – Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund – Morgan Class Shares
JPMorgan New York Municipal Market Fund – Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund – Reserve Class Shares
JPMorgan New York Municipal Money Market Fund – E*TRADE Class Shares	N/A
JPMorgan New York Municipal Money Market Fund – Service Shares	N/A
JPMorgan Prime Money Market Fund – Reserve Class Shares	JPMorgan Prime Money Market Fund – Reserve Class Shares
JPMorgan Prime Money Market Fund – Cash Management Shares	JPMorgan Prime Money Market Fund – Cash Management Shares
JPMorgan Prime Money Market Fund – Service Shares	N/A
JPMorgan Prime Money Market Fund – Eagle Class Shares	N/A
JPMorgan Tax Free Money Market Fund – Morgan Class Shares	JPMorgan Tax Free Money Market Fund – Morgan Class Shares
JPMorgan Tax Free Money Market Fund – Reserve Class Shares	JPMorgan Tax Free Money Market Fund – Reserve Class Shares
JPMorgan Tax Free Money Market Fund – Eagle Class Shares	N/A
JPMorgan U.S. Government Money Market Fund – Morgan Class Shares	One Group Government Money Market Fund – Morgan Class Shares
JPMorgan U.S. Government Money Market Fund – Reserve Class Shares	One Group Government Money Market Fund – Class A Shares

Current Name	Prior Name
JPMorgan U.S. Government Money Market Fund – Service Shares	N/A
JPMorgan U.S. Government Money Market Fund – Eagle Class Shares	N/A
JPMorgan Michigan Municipal Money Market Fund – Reserve Class Shares	One Group Michigan Municipal Money Market Fund – Class A Shares
JPMorgan Michigan Municipal Money Market Fund – Morgan Class Shares	One Group Michigan Municipal Money Market Fund – Morgan Class Shares
JPMorgan Municipal Money Market Fund – Service Shares	N/A
JPMorgan Municipal Money Market Fund – Reserve Class Shares	One Group Municipal Money Market Fund – Class A Shares
JPMorgan Municipal Money Market Fund – Morgan Class Shares	One Group Municipal Money Market Fund – Morgan Class Shares
JPMorgan Municipal Money Market Fund – E*TRADE Class Shares	N/A
JPMorgan Ohio Municipal Money Market Fund – Reserve Class Shares	One Group Ohio Municipal Money Market Fund – Class A Shares
JPMorgan Ohio Municipal Money Market Fund – Service Shares	N/A
JPMorgan Ohio Municipal Money Market Fund – Morgan Class Shares	One Group Ohio Municipal Money Market Fund – Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund – Reserve Class Shares	One Group Prime Money Market Fund – Class A Shares
JPMorgan Liquid Assets Money Market Fund – Morgan Class Shares	One Group Prime Money Market Fund – Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund – Service Shares	N/A
JPMorgan Liquid Assets Money Market Fund – E*TRADE Class Shares	N/A
JPMorgan U.S. Treasury Plus Money Market Fund – Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund – Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund – Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund – Morgan Class Shares
JPMorgan U.S. Treasury Plus Money Market Fund – Service Shares	N/A
JPMorgan U.S. Treasury Plus Money Market Fund – Eagle Class Shares	N/A

Equity Funds

Current Name	Prior Name
JPMorgan Disciplined Equity Fund – Class A Shares	JPMorgan Disciplined Equity Fund – Class A Shares
JPMorgan Diversified Fund – Class A Shares	JPMorgan Diversified Fund – Class A Shares
JPMorgan Dynamic Small Cap Growth Fund – Class A Shares	JPMorgan Dynamic Small Cap Fund – Class A Shares (name effective until 6/29/07)
JPMorgan Asia Equity Fund – Class A Shares	JPMorgan Fleming Asia Equity Fund – Class A Shares
JPMorgan Emerging Markets Equity Fund – Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class A Shares
JPMorgan International Equity Fund – Class A Shares	JPMorgan Fleming International Equity Fund – Class A Shares

Current Name	Prior Name
JPMorgan International Equity Fund – Class R2 Shares	N/A
JPMorgan International Opportunities Fund – Class A Shares	JPMorgan Fleming International Opportunities Fund – Class A Shares
JPMorgan International Small Cap Equity Fund – Class A Shares	JPMorgan Fleming International Small Cap Equity Fund – Class A Shares
JPMorgan International Value Fund – Class A Shares	JPMorgan Fleming International Value Fund – Class A Shares
JPMorgan International Value Fund – Class R2 Shares	N/A
JPMorgan Intrepid European Fund – Class A Shares	JPMorgan Fleming Intrepid European Fund – Class A Shares
JPMorgan Intrepid International Fund – Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund – Class A Shares and JPMorgan Tax Aware International Opportunities Fund – Class A Shares
JPMorgan Intrepid International Fund – Class R2 Shares	N/A
JPMorgan Growth and Income Fund – Class A Shares	JPMorgan Growth and Income Fund – Class A Shares
JPMorgan Intrepid America Fund – Class A Shares	JPMorgan Intrepid America Fund – Class A Shares
JPMorgan Intrepid America Fund – Class R2 Shares	N/A
JPMorgan Intrepid Growth Fund – Class A Shares	JPMorgan Intrepid Growth Fund – Class A Shares
JPMorgan Intrepid Growth Fund – Class R2 Shares	N/A
JPMorgan Intrepid Multi Cap Fund – Class A Shares	JPMorgan Intrepid Investor Fund – Class A Shares and JPMorgan Intrepid Contrarian Fund – Class A (name effective until 4/10/06)
JPMorgan Intrepid Value Fund – Class A Shares	JPMorgan Intrepid Value Fund – Class A Shares
JPMorgan Intrepid Value Fund – Class R2 Shares	N/A
JPMorgan Research Market Neutral Fund – Class A Shares	JPMorgan Market Neutral Fund – Class A Shares (name effective until 2/28/10)
JPMorgan Mid Cap Equity Fund – Class A Shares	JPMorgan Mid Cap Equity Fund – Class A Shares
JPMorgan Growth Advantage Fund – Class A Shares	JPMorgan Mid Cap Growth Fund – Class A Shares
JPMorgan Mid Cap Value Fund – Class A Shares	JPMorgan Mid Cap Value Fund – Class A Shares
JPMorgan Mid Cap Value Fund – Class R2 Shares	N/A
JPMorgan Small Cap Equity Fund – Class A Shares	JPMorgan Small Cap Equity Fund – Class A Shares
JPMorgan Small Cap Equity Fund – Class R2 Shares	N/A
JPMorgan U.S. Equity Fund – Class A Shares	JPMorgan U.S. Equity Fund – Class A Shares
JPMorgan U.S. Equity Fund – Class R2 Shares	N/A
Undiscovered Managers Behavioral Growth Fund – Class A Shares	Undiscovered Managers Behavioral Growth Fund – Class A Shares
Undiscovered Managers Behavioral Growth Fund – Investor Class Shares	Undiscovered Managers Behavioral Growth Fund – Investor Class Shares
Undiscovered Managers Behavioral Value Fund – Class A Shares	Undiscovered Managers Behavioral Value Fund – Class A Shares
JPMorgan Realty Income Fund – Class A Shares	Undiscovered Managers REIT Fund – Class A Shares
JPMorgan Intrepid Mid Cap Fund – Class A Shares	One Group Diversified Mid Cap Fund – Class A Shares and JPMorgan Diversified Mid Cap Fund – Class A Shares
JPMorgan Equity Income Fund – Class A Shares	One Group Equity Income Fund – Class A Shares
JPMorgan Equity Income Fund – Class R2 Shares	N/A
JPMorgan Equity Index Fund – Class A Shares	One Group Equity Index Fund – Class A Shares
JPMorgan International Equity Index Fund – Class A Shares	One Group International Equity Index Fund – Class A Shares

Current Name	Prior Name
JPMorgan International Equity Index Fund – Class R2 Shares	N/A
JPMorgan Large Cap Growth Fund – Class A Shares	One Group Large Cap Growth Fund – Class A Shares
JPMorgan Large Cap Growth Fund – Class R2 Shares	N/A
JPMorgan Large Cap Value Fund – Class A Shares	One Group Large Cap Value Fund – Class A Shares
JPMorgan Large Cap Value Fund – Class R2 Shares	N/A
JPMorgan Market Expansion Index Fund – Class A Shares	One Group Market Expansion Index Fund – Class A Shares
JPMorgan Market Expansion Index Fund – Class R2 Shares	N/A
JPMorgan Multi-Cap Market Neutral Fund – Class A Shares	One Group Market Neutral Fund – Class A Shares
JPMorgan Mid Cap Growth Fund – Class A Shares	One Group Mid Cap Growth Fund – Class A Shares and JPMorgan Diversified Mid Cap Growth Fund – Class A Shares (name effective until 6/27/09)
JPMorgan Mid Cap Growth – Class R2 Shares	JPMorgan Diversified Mid Cap Growth Fund – Class R2 Shares (name effective until 6/27/09)
JPMorgan U.S. Real Estate Fund – Class A Shares	One Group Real Estate Fund – Class A Shares
JPMorgan U.S. Real Estate Fund – Class R2 Shares	N/A
JPMorgan Small Cap Growth Fund – Class A Shares	One Group Small Cap Growth Fund – Class A Shares
JPMorgan Small Cap Growth Fund – Class R2 Shares	N/A
JPMorgan Small Cap Value Fund – Class A Shares	One Group Small Cap Value Fund – Class A Shares
JPMorgan Small Cap Value Fund – Class R2 Shares	N/A
JPMorgan Value Advantage Fund – Class A Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund – Class A Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund – Class R2 Shares	N/A
Highbridge Statistical Market Neutral Fund – Class A Shares	N/A
JPMorgan U.S. Dynamic Plus Fund – Class A Shares	JPMorgan Intrepid Long/Short Fund – Class A Shares (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund – Class A Shares (name effective until 5/3/10)
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 2	JPMorgan Insurance Trust Diversified Equity Portfolio – Class 2 Shares (name effective until 4/24/09)
JPMorgan Insurance Trust Mid Cap Growth Portfolio – Class 2	JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio – Class 2 Shares (name effective until 5/1/10)
JPMorgan Insurance Trust International Equity Portfolio – Class 2	N/A
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 2	N/A
JPMorgan Insurance Trust Intrepid Growth Portfolio – Class 2	JPMorgan Insurance Trust Large Cap Growth Portfolio – Class 2
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 2	JPMorgan Insurance Trust Small Cap Equity Portfolio – Class 2 Shares (name effective until 4/24/09)
JPMorgan International Realty Fund – Class A Shares	N/A
JPMorgan China Region Fund – Class A Shares	N/A
JPMorgan Global Opportunities Fund – Class A Shares	JPMorgan Global Focus Fund – Class A Shares (name effective until 11/1/11)

Current Name	Prior Name
JPMorgan Global Opportunities Fund – Class R2 Shares	JPMorgan Global Focus Fund – Class R2 Shares (name effective until 11/1/11)
JPMorgan Strategic Preservation Fund – Class A Shares	JPMorgan Global Strategic Preservation Fund – Class A Shares
JPMorgan India Fund – Class A Shares	N/A
JPMorgan Latin America Fund – Class A Shares	N/A
JPMorgan Russia Fund – Class A Shares	N/A
JPMorgan Value Discovery Fund – Class A Shares	N/A
JPMorgan Dynamic Growth Fund – Class A Shares	N/A
JPMorgan U.S. Large Cap Value Plus Fund – Class A Shares	N/A
JPMorgan U.S. Small Company Fund – Class A Shares	N/A
JPMorgan U.S. Small Company Fund – Class R2 Shares	N/A
JPMorgan Emerging Economies Fund – Class A Shares	N/A
JPMorgan International Opportunities Plus Fund – Class A Shares	N/A
JPMorgan Access Balanced Fund – Class A Shares	N/A
JPMorgan Access Growth Fund – Class A Shares	N/A
JPMorgan U.S. Research Equity Plus Fund – Class A Shares	N/A
JPMorgan U.S. Research Equity Plus Fund – Class R2 Shares	N/A
JPMorgan Alternative Strategies Fund – Class A Shares	N/A
JPMorgan Research Equity Long/Short Fund – Class A Shares	N/A
JPMorgan Global Natural Resources Fund – Class A Shares	N/A
JPMorgan Global Natural Resources Fund – Class R2 Shares	N/A
JPMorgan Growth Long/Short Fund – Class A Shares	N/A
JPMorgan Multi-Cap Long/Short Fund – Class A Shares	N/A
JPMorgan Tax Aware Equity Fund – Class A Shares	JPMorgan Tax Aware Disciplined Equity Fund – Class A Shares (name effective until 12/10/10)
JPMorgan Global Equity Income Fund – Class A Shares	N/A
JPMorgan Global Equity Income Fund – Class R2 Shares	N/A
JPMorgan Mid Cap Core Fund – Class A Shares	N/A
JPMorgan Mid Cap Core Fund – Class R2 Shares	N/A
JPMorgan Equity Focus Fund – Class A Shares	N/A
Security Capital U.S. Core Real Estate Securities Fund – Class A Shares	N/A
Security Capital U.S. Core Real Estate Securities Fund – Class R2 Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund II – Class A Shares	N/A
JPMorgan Asia Pacific Focus Fund – Class A Shares	N/A
JPMorgan Global Unconstrained Equity Fund – Class A Shares	N/A
JPMorgan Global Unconstrained Equity Fund – Class R2 Shares	N/A

Current Name	Prior Name
JPMorgan International Unconstrained Equity Fund – Class A Shares	N/A
JPMorgan International Unconstrained Equity Fund – Class R2 Shares	N/A
JPMorgan SmartAllocation Equity Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartAllocation Equity Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class A Shares	JPMorgan California Bond Fund – Class A Shares
JPMorgan Emerging Markets Debt Fund – Class A Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class A Shares
JPMorgan Intermediate Tax Free Bond Fund – Class A Shares	JPMorgan Intermediate Tax Free Income Fund – Class A Shares
JPMorgan New York Tax Free Bond Fund – Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class A Shares
JPMorgan Short Term Bond Fund II – Class A Shares	JPMorgan Short Term Bond Fund II – Class A Shares
JPMorgan Short Term Bond Fund II – Class M Shares	JPMorgan Short Term Bond Fund II – Class M Shares
JPMorgan Arizona Municipal Bond Fund – Class A Shares	One Group Arizona Municipal Bond Fund – Class A Shares
JPMorgan Core Bond Fund – Class A Shares	One Group Bond Fund – Class A Shares
JPMorgan Core Bond Fund – Class R2 Shares	N/A
JPMorgan Government Bond Fund – Class A Shares	One Group Government Bond Fund – Class A Shares
JPMorgan Government Bond Fund – Class R2 Shares	N/A
JPMorgan High Yield Fund – Class A Shares	One Group High Yield Bond Fund – Class A Shares and JPMorgan High Yield Bond Fund – Class A Shares (name effective until 9/14/09)
JPMorgan High Yield Fund – Class R2 Shares	JPMorgan High Yield Bond Fund – Class R2 Shares (name effective until 9/14/09)
JPMorgan Core Plus Bond Fund – Class A Shares	One Group Income Bond Fund – Class A Shares
JPMorgan Core Plus Bond Fund – Class R2 Shares	N/A
JPMorgan Michigan Municipal Bond Fund – Class A Shares	One Group Michigan Municipal Bond Fund – Class A Shares
JPMorgan Mortgage-Backed Securities Fund – Class A Shares	One Group Mortgage Backed Securities Fund – Class A Shares
JPMorgan Municipal Income Fund – Class A Shares	One Group Municipal Income Fund – Class A Shares
JPMorgan Ohio Municipal Bond Fund – Class A Shares	One Group Ohio Municipal Bond Fund – Class A Shares
JPMorgan Short Duration Bond Fund – Class A Shares	One Group Short-Term Bond Fund – Class A Shares
JPMorgan Short-Intermediate Municipal Bond Fund – Class A Shares	One Group Short-Term Municipal Bond Fund – Class A Shares and JPMorgan Short Term Municipal Bond Fund – Class A Shares (name effective until 4/30/09)
JP Morgan Tax Free Bond Fund – Class A Shares	One Group Tax-Free Bond Fund – Class A Shares
JP Morgan Treasury & Agency Fund – Class A Shares	One Group Treasury & Agency Fund – Class A Shares

Current Name	Prior Name
JP Morgan Limited Duration Bond Fund -- Class A Shares

One Group Ultra Short-Term Bond Fund – Class A Shares and JP Morgan Ultra Short Term Bond Fund – Class A Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class A Shares (name effective until 8/31/09)

JPMorgan Tax Aware Real Return Fund – Class A Shares	N/A
JPMorgan Real Return Fund – Class A Shares	N/A
JPMorgan Insurance Trust Core Bond Portfolio – Class 2	N/A
JPMorgan International Currency Income Fund – Class A Shares	N/A
JPMorgan Income Builder Fund – Class A Shares	JPMorgan World Income Builder Fund – Class A Shares
JPMorgan Tax Aware High Income Fund – Class A Shares	N/A
JPMorgan Strategic Income Opportunities Fund – Class A Shares	N/A
JPMorgan Total Return Fund – Class A Shares	N/A
JPMorgan Inflation Managed Bond Fund – Class A Shares	N/A
JPMorgan Inflation Managed Bond Fund – Class R2 Shares	N/A
Highbridge Dynamic Commodities Strategy Fund – Class A Shares	N/A
JPMorgan Credit Opportunities Fund – Class A Shares	N/A
JPMorgan Credit Opportunities Fund – Class R2 Shares	N/A
JPMorgan Multi-Sector Income Fund – Class A Shares	N/A
JPMorgan Multi-Sector Income Fund – Class R2 Shares	N/A
JPMorgan Diversified Real Return Fund – Class A Shares	N/A
JPMorgan Diversified Real Return Fund – Class R2 Shares	N/A
JPMorgan Tax Aware Income Opportunities Fund – Class A Shares	N/A
JPMorgan Floating Rate Income Fund – Class A Shares	N/A
JPMorgan Ex-G4 Currency Strategies Fund – Class A Shares	N/A
JPMorgan Emerging Markets Local Currency Debt Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Emerging Markets Local Currency Debt Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartAllocation Income Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartAllocation Income Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Group Investor Balanced Fund – Class A Shares	One Group Investor Balanced Fund – Class A Shares

Current Name	Prior Name
JP Morgan Conservative Growth Fund – Class A Shares	One Group Investor Conservative Growth Fund – Class A Shares
JPMorgan Investor Growth & Income Fund – Class A Shares	One Group Investor Growth & Income Fund – Class A Shares
JPMorgan Investor Growth Fund – Class A Shares	One Group Investor Growth Fund – Class A Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class A Shares	N/A
JPMorgan SmartRetirement Income Fund – Class R2 Shares
JPMorgan SmartRetirement 2010 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2010 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2015 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2015 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2020 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2020 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2025 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2025 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2045 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2045 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement 2055 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2055 Fund – Class R2 Shares	N/A
JPMorgan SmartRetirement Blend Income Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend Income Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan SmartRetirement Blend 2015 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2015 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2020 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Current Name	Prior Name
JPMorgan SmartRetirement Blend 2020 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2025 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2025 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2030 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2030 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2035 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2035 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2040 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2040 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2045 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2045 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2050 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2050 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2055 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan SmartRetirement Blend 2055 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class A Shares	JPMorgan Global Flexible Fund – Class A Shares (name effective until 2/17/11)

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class R2 Shares	JPMorgan Global Flexible Fund – Class R2 Shares (name effective until 2/17/11)
JPMorgan Total Emerging Markets Fund – Class A Shares	N/A
JPMorgan Total Emerging Markets Fund – Class R2 Shares	N/A

*    *    *    *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Joy C. Dowd
Name:	Joy C. Dowd
Title:	Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Patricia A. Maleski
Name:	Patricia A. Maleski
Title:	Managing Director